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                                                                    EXHIBIT 23.5


                        [RYDER SCOTT COMPANY LETTERHEAD]


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS


     As independent petroleum engineers, we hereby consent to the incorporation by reference in the Joint Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4 of El Paso Energy Corporation of our report in the Sonat Inc. Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to all references to our firm in such Joint Proxy Statement/Prospectus.




                                               /s/ RIDER SCOTT COMPANY
                                                   PETROLEUM ENGINEERS
                                               ------------------------
                                                   RIDER SCOTT COMPANY
                                                   PETROLEUM ENGINEERS



Houston, Texas
April 8, 1999